                                                                 Exhibit 24

                             POWER OF ATTORNEY



The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued under an Agreement and Plan of Merger with First Evergreen Corporation, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


April 20, 1998                /S/ RICHARD L. ANTONINI
                              Richard L. Antonini
                              Director

                             POWER OF ATTORNEY



The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued under an Agreement and Plan of Merger with First Evergreen Corporation, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


April 20, 1998                /S/ JOHN D. BOYLES
                              John D. Boyles
                              Director

                             POWER OF ATTORNEY



The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued under an Agreement and Plan of Merger with First Evergreen Corporation, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


April 20, 1998                /S/ WILLIAM P. CRAWFORD
                              William P. Crawford
                              Director

                             POWER OF ATTORNEY



The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued under an Agreement and Plan of Merger with First Evergreen Corporation, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


April 20, 1998                /S/ RICHARD M. DEVOS, JR.
                              Richard M. DeVos, Jr.
                              Director

                             POWER OF ATTORNEY



The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued under an Agreement and Plan of Merger with First Evergreen Corporation, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


April 20, 1998                /S/ WILLIAM G. GONZALEZ
                              William G. Gonzalez
                              Director

                             POWER OF ATTORNEY



The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued under an Agreement and Plan of Merger with First Evergreen Corporation, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


April 20, 1998                /S/ JAMES P. HACKETT
                              James P. Hackett
                              Director

                             POWER OF ATTORNEY



The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued under an Agreement and Plan of Merger with First Evergreen Corporation, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


April 20, 1998                /S/ ERINA HANKA
                              Erina Hanka
                              Director

                             POWER OF ATTORNEY



The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued under an Agreement and Plan of Merger with First Evergreen Corporation, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


April 20, 1998                /S/ EARL D. HOLTON
                              Earl D. Holton
                              Director

                             POWER OF ATTORNEY



The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued under an Agreement and Plan of Merger with First Evergreen Corporation, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


April 20, 1998                /S/ MICHAEL J. JANDERNOA
                              Michael J. Jandernoa
                              Director

                             POWER OF ATTORNEY



The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued under an Agreement and Plan of Merger with First Evergreen Corporation, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


April 20, 1998                /S/ KEVIN T. KABAT
                              Kevin T. Kabat
                              Vice Chairman of the Board and Director

                             POWER OF ATTORNEY



The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued under an Agreement and Plan of Merger with First Evergreen Corporation, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


April 20, 1998                /S/ FRED P. KELLER
                              Fred P. Keller
                              Director

                             POWER OF ATTORNEY



The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued under an Agreement and Plan of Merger with First Evergreen Corporation, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


April 20, 1998                /S/ JOHN P. KELLER
                              John P. Keller
                              Director

                             POWER OF ATTORNEY



The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued under an Agreement and Plan of Merger with First Evergreen Corporation, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


April 20, 1998                /S/ HENDRIK G. MEIJER
                              Hendrik G. Meijer
                              Director

                             POWER OF ATTORNEY



The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued under an Agreement and Plan of Merger with First Evergreen Corporation, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


April 20, 1998                /S/ PERCY A. PIERRE
                              Percy A. Pierre
                              Director

                             POWER OF ATTORNEY



The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued under an Agreement and Plan of Merger with First Evergreen Corporation, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


April 20, 1998                /S/ MARILYN J. SCHLACK
                              Marilyn J. Schlack
                              Director

                             POWER OF ATTORNEY



The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued under an Agreement and Plan of Merger with First Evergreen Corporation, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


April 20, 1998                /S/ PETER F. SECCHIA
                              Peter F. Secchia
                              Director

                             POWER OF ATTORNEY



The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued under an Agreement and Plan of Merger with First Evergreen Corporation, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


April 20, 1998                /S/ DAVID J. WAGNER
                              David J. Wagner
                              Chairman of the Board, President,
                                Chief Executive Officer and Director
                              (Principal Executive Officer)

                             POWER OF ATTORNEY



The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued under an Agreement and Plan of Merger with First Evergreen Corporation, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


April 20, 1998                /S/ MARGARET SELLERS WALKER
                              Margaret Sellers Walker
                              Director

                             POWER OF ATTORNEY



The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, WILLIAM L. SANDERS, ALBERT T. POTAS, and MARY TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to shares of Common Stock, $1 par value, to be issued under an Agreement and Plan of Merger with First Evergreen Corporation, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.


April 20, 1998                /S/ ROBERT H. WARRINGTON
                              Robert H. Warrington
                              Vice Chairman of the Board and Director